SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 2, 2004

                       KRONOS ADVANCED TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)



           NEVADA                      000-30191               87-0440410
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


464 COMMON STREET, SUITE 301, BELMONT, MASSACHUSETTS            02478
      (Address of principal executive offices)                (Zip code)

                    (949) 623-8316
  Registrant's telephone number, including area code


                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]        Written communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]        Soliciting  material  pursuant to Rule 14a-12  under the Exchange Act
(17 CFR 240.14a-12)

[ ]        Pre-commencement  communications  pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]        Pre-commencement  communications  pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

        On November 2, 2004, Kronos Advanced Technologies, Inc., a Nevada corporation (the "Company") entered into a Mutual Termination Agreement with Fusion Capital Fund II, LLC, an Illinois limited liability company ("Fusion"). Pursuant to the Mutual Termination Agreement, the Company and Fusion mutually agreed to terminate that certain Common Stock Purchase Agreement, dated August 12, 2002, by and between the Company and Fusion.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Not applicable

        (b) Not applicable


EXHIBIT             DESCRIPTION                                                               LOCATION
------------------------------------------------------------------------------------------------------------------
                    Mutual  Termination  Agreement,  dated  November  2,  2004,  by  and
 Exhibit 99.1       between Kronos Advanced  Technologies,  Inc. and Fusion Capital Fund
                    II, LLC                                                                   Provided herewith

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 12, 2004                    KRONOS ADVANCED TECHNOLOGIES, INC.


                                              By:     /s/ Daniel R. Dwight
                                                      -------------------------
                                              Name:   Daniel R. Dwight
                                              Title:  President, Chief Executive
                                                      Officer and Director